EXHIBIT 4.1

[GRAPHIC] ON Semiconductor	[GRAPHIC] ON Semiconductor TM		COMMON STOCK [GRAPHIC] SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 682189 10 5
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

Is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

[GRAPHIC]	ON Semiconductor Corporation

__ SECURITY - COLUMBIAN UNITED STATES BANK NOTE CORPORATION

transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

	/s/ GEORGE H. CAVE	[SEAL]	/s/ KEITH D. JACKSON

	SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE INVESTOR SERVICES, LLC.

TRANSFER AGENT

AND REGISTRAR,

BY

SPECIMEN

AUTHORIZED SIGNATURE:

The Corporation will furnish without charge to each stockholder who so request the powers, designation, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations.

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT– Costodian (Cust) (Minor) under Uniform Gifts to the Minors Act (State)

UNIF GIFT MIN ACT– Costodian (until age ) under uniform Transfers (Minor) to Minors Act (State)

Additional abbreviations may also be used through not in the above list.

FOR VALUE RECEIVED,                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

______________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS, AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.